Exhibit 99.2
Fourth Quarter 2025 Investor Presentation The Collection at Forsyth | Cumming, GA

2 © CTO Realty Growth, Inc. | ctoreit.com $50M $51M $69M $97M $111M $132M 2020 2021 2022 2023 2024 2025 $496M $690M $919M $946M $1.3B $1.3B 12/31/20 12/31/21 12/31/22 12/31/23 12/31/24 12/31/25 Highlights Income Properties Revenues Enterprise Value As of December 31, 2025 unless otherwise noted. Metrics based on ABR represent cash ABR excluding the impact of straight-line rent. $0.49 Core FFO Per Share $209 Implied property value per square foot 167,000 Square feet of comparable leasing activity 31% Comparable leasing spread 84% ABR from Georgia, Florida, North Carolina & Texas 95.9% Leased Occupancy – 490 bps spread to 91.0% occupancy $6.1M SNO Pipeline – 5.8% of in-place ABR $20.77 Cash ABR PSF 4.3% Quarterly same-property NOI growth for shopping centers Q4 2025 Highlights

3 © CTO Realty Growth, Inc. | ctoreit.com Company Highlights Unless otherwise noted, metrics are as of December 31, 2025, and reflect a $18.41 per share common stock price for CTO. Metrics based on ABR represent cash ABR excluding the impact of straight-line rent. 1. Investment and disposition activity includes both properties and structured investments West Broad Village Glen Allen, VA 5.5M Square Feet 84% Of Portfolio ABR from Georgia, Florida, Texas & North Carolina 8.3% Annualized Dividend Yield 8.6% Implied Cap Rate $0.5 billion Total Disposition Activity: 2020-Present 1 $1.4 billion Total Acquisition Activity: 2020-Present 1 $601M Net Debt Outstanding $118M Series A Preferred $1.3B Enterprise Value $596M Equity Market Cap Shopping center REIT focused on open-air centers in fast growing MSAs in the Southeast and Southwest

4 © CTO Realty Growth, Inc. | ctoreit.com 16.8x 13.8x 13.6x 12.8x 12.3x 11.6x 11.3x 11.3x 9.3x 9.1x 3.9% 3.5% 4.5% 4.0% 3.9% 4.8% 5.1% 4.7% 8.3% 7.2% – 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% – 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x 16.0x 18.0x AKR SKT FRT UE WSR KRG KIM BRX CTO AAT 2026E Core FFO Multiple Peer Average: 2026E Core FFO Multiple Peer Average: Annualized Dividend Yield Annualized Dividend Yield Attractive Relative Value As of December 31, 2025 All dividend yields and 2026E Core FFO multiples are based on the closing stock price on December 31, 2025, using current annualized dividends and 2026E Core FFO per share estimates per FactSet as of February 16, 2026 Higher dividend yield and lower multiple relative to its peers Peer Averages 2026E Core FFO Multiple: 12.5x Annualized Dividend Yield: 4.6% Ashford Lane Atlanta, GA

5 © CTO Realty Growth, Inc. | ctoreit.com Portfolio by Asset Type 20% 47% if including shadow-anchored assets 27% 49% As of December 31, 2025 Percentages based on cash ABR excluding the impact of straight-line rent. Excludes 4% of ABR from other assets comprised of mixed-use asset, single tenant retail & office property. Madison Yards | Atlanta, GA Ashford Lane | Atlanta, GA Marketplace at Seminole | Sanford, FL Grocery-Anchored Retail Lifestyle Power Center

6 © CTO Realty Growth, Inc. | ctoreit.com Focused on Southeast & Southwest U.S. Percentages listed based on cash ABR excluding the impact of straight-line rent for the Company’s portfolio as of December 31, 2025. Any differences a result of rounding. © GeoNames, Microsoft, TomTom Powered by Bing 2% 36% Cash ABR % Texas: 9% of ABR Florida: 25% of ABR Georgia: 36% of ABR North Carolina: 15% of ABR 84% Of Portfolio ABR from Georgia, Florida, Texas & North Carolina

7 © CTO Realty Growth, Inc. | ctoreit.com High-Quality Demographics As of December 31, 2025 unless otherwise noted. 1. Source: Esri; Portfolio average weighted by the Annualized Cash Base Rent of each property. Rank Market Properties SF (000s) % ABR 1 Atlanta, GA 5 1,657 36% 2 Richmond, VA 1 392 9% 3 Charlotte, NC 1 694 9% 4 Orlando, FL 3 449 8% 5 Fort Lauderdale, FL 1 509 7% 6 Dallas, TX 1 444 6% 7 Raleigh, NC 1 322 6% 8 Jacksonville, FL 1 211 6% 9 Phoenix, AZ 1 222 4% 10 Houston, TX 1 201 3% 11 Tampa, FL 2 176 3% 12 Albuquerque, NM 1 212 2% 13 Daytona, FL 2 12 1% Total 21 5,501 100% Denotes a MSA with over one million people Bold denotes a Top 30 ULI Market 88% % of ABR from ULI’s Top 30 Markets 1 193,000 Portfolio 5-Mile Population1 $140,000 Portfolio Average 5-Mile Household Income1 Beaver Creek Crossings | Raleigh, NC

8 © CTO Realty Growth, Inc. | ctoreit.com Signed-Not-Open (SNO) Schedule As of December 31, 2025 unless otherwise noted. Adjusts for any SNO leases that will be backfilling boxes inhabited as of December 31, 2025. 1. ABR Recognition Timing represents the percent of rent within the SNO pipeline that is expected to actually be recognized within each respective period. SNO pipeline delivers tailwinds from executed leasing as leases commence ABR Recognition Timing1 $6.1M cash base rent $23.04 SNO cash rent PSF 5.8% of in-place cash rent 66% cash base rent from anchor tenants 490 bps leased-to-occupied spread 47% 100% 2026 2027 Exchange at Gwinnett | Atlanta, GA

9 © CTO Realty Growth, Inc. | ctoreit.com Historical Leasing Upside Since Acquisition As of December 31, 2025 unless otherwise noted. Beaver Creek Raleigh, NC Collection at Forsyth Atlanta, GA Plaza at Rockwall Dallas, TX Marketplace at Seminole Orlando, FL SF Leased Since Acquisition 173k 327k 113k 119k Comparable SF Leased Since Acquisition 162k 272k 96k 104k Cash Rent Spread 46% 15% 29% 40% Q4 2025 Leased Occupancy 100% 92% 100% 100% Occupancy Increase since Acquisition 300 bps 600 bps 500 bps 200 bps

10 © CTO Realty Growth, Inc. | ctoreit.com Significantly Below Replacement Cost • Large MSAs Ashley Park ▪ Atlanta, GA ▪ 559,000 sf ▪ 61 acres ▪ 96% Q4 leased occupancy ▪ Closed March 2025 Lake Brandon Village ▪ Tampa, FL ▪ 102,000 sf ▪ 8 acres ▪ 100% Q4 leased occupancy ▪ Closed August 2024 Recent Acquisitions with Average Basis of $147 per SF As of December 31, 2025 unless otherwise noted. Carolina Pavilion ▪ Charlotte, NC ▪ 694,000 sf ▪ 72 acres ▪ 91% Q4 leased occupancy ▪ Closed August 2024 l Millenia Crossing ▪ Orlando, FL ▪ 100,000 sf ▪ 11 acres ▪ 93% Q4 leased occupancy ▪ Closed August 2024 Granada Plaza ▪ Tampa, FL ▪ 74,000 sf ▪ 7 acres ▪ 92% Q4 leased occupancy ▪ Closed December 2024 ▪ Pompano Beach, FL ▪ 509,000 sf ▪ 34 acres ▪ 92% Q4 leased occupancy ▪ Closed December 2025 Pompano Citi Centre Q4 2025 Acquisition

Outparcel Opportunities

Six Outparcel Development Opportunities to Generate Blended Low Double-Digit Yield on Cost

- Average yield on cost of 10-12%[1]
- ~$30 million[1] of costs spread across 2026 & 2027
- Rent to begin commencing in mid-2027
- At LOI or lease negotiations for all outparcels

Shopping Center	Market	Space
Collection at Forsyth *10 acres*	Atlanta, GA	Big box – 40k SF & pad
Beaver Creek	Raleigh, NC	Small shops – 15k SF
West Broad Village	Richmond, VA	Big box – 20k SF
Plaza at Rockwall	Dallas, TX	Small shops – 10k SF
Ashley Park	Atlanta, GA	Single tenant – 10k SF
Marketplace at Seminole	Orlando, FL	Drive-through


Ashley Park
Outparcel
DICK'S
BARNES & NOBLE
BEST BUY
Dillard's
REGAL
FIREHOUSE SUBS

As of December 31, 2025

1. Excluding costs to purchase land

The projects listed above are actively underway. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2025.

© CTO Realty Growth, Inc. | ctoreit.com
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12 © CTO Realty Growth, Inc. | ctoreit.com Collection at Forsyth to Benefit from Development Activity Originated $40.2 Million First Mortgage Loan for Whole Foods Anchored Development ▪ Strategic investment in development located on 35 acres neighboring CTO’s 561,000 SF shopping center, The Collection at Forsyth, in Atlanta, Georgia ▪ Planned development is for 80,000 SF of retail anchored by a 35,500 SF Whole Foods Market ▪ Loan provides for up to $40.2 million of borrowings, representing 66.5% LTC, with an initial term of 30 months and an initial fixed interest rate of 12.15% ▪ CTO has a right of first refusal to purchase the new retail center ▪ Closed November 7, 2024 with $13.8 million in total funded through December 31, 2025 10 Acres Development – Lease Opportunity ▪ Since the announcement of the new Whole Foods location adjacent to our 10 acres of land, we have received strong leasing interest ▪ Currently in discussions with anchor tenant to add an amenity / draw to the Collection at Forsyth broke ground in April 2025 The Collection at Forsyth +Adjacent 10 Acres CTO Property/Land CTO Loan

Contractual Rent Bumps & Lease Rollover Schedule

CTO
REALTY GROWTH

91% of Leases by ABR Have Contractual Rent Bumps

9%
No Contractual Rent Increases

36%
Annual Contractual Rent Increases



62%
of Leases Have Contractual Rent Increases in the Current Lease Term

29%
Contractual Rent Increases At Extension

26%
Non-Annual Contractual Rent Increases


Superica
Ashford Lane
Atlanta, GA


CULINARY DROPOUT
Ashford Lane
Atlanta, GA

Lease Rollover Schedule - % ABR


8%
10%
20%
10%
10%
11%
7%
5%
6%
7%
6%
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
Thereafter

As of December 31, 2025. ABR metrics represent cash ABR excluding the impact of straight-line rent.

1. Percent of ABR from tenants or the parents of a tenant. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody's Investors Service, Fitch Ratings or the National Associated of Insurance Commissioners (NAIC).

CTO NYSE © CTO Realty Growth, Inc. | ctoreit.com
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14 © CTO Realty Growth, Inc. | ctoreit.com Tenant Overview Rank Tenant Credit Rating1 Leases SF (000s) ABR % 1 AMC CCC+ 3 174 4% 2 Fidelity A+ 2 122 2% 3 Ross/dd's Discount BBB+ 7 194 2% 4 Best Buy BBB+ 4 142 2% 5 TJ Maxx/HomeGoods/Marshalls A 6 177 2% 6 Burlington BB+ 4 140 2% 7 Dick's Sporting Goods BBB 4 185 2% 8 Nordstrom Rack BB 3 106 2% 9 Southern University NR 1 60 2% 10 Publix NR 2 99 2% 11 Whole Foods Market AA 1 60 2% 12 Academy Sports & Outdoors BB+ 2 129 1% 13 Barnes & Noble NR 3 75 1% 14 PetSmart B+ 4 78 1% 15 Regal Cinemas NR 1 51 1% 16 DSW Shoe Warehouse NR 4 69 1% 17 Onelife Fitness NR 1 45 1% 18 Harkins Theatres NR 1 56 1% 19 Floor & Decor BB 1 75 1% 20 Old Navy BB+ 3 59 1% Top 20 57 2,096 33% As of December 31, 2025 ABR metrics represent cash ABR excluding the impact of straight-line rent. 1. A credit rated, or investment grade rated tenant (rating of BBB-, Baa3 or NAIC-2 or higher) is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC). Denotes grocery Ashford Lane | Atlanta, GA The Collection at Forsyth | Cumming, GA

15 © CTO Realty Growth, Inc. | ctoreit.com Rank Industry SF (000s) ABR % 1 Casual Dining 356 12% 2 Off-Price Retail 729 10% 3 Entertainment 398 8% 4 Apparel 298 6% 5 Healthcare Services 205 6% 6 Beauty & Cosmetics 221 6% 7 Specialty Retail 229 6% 8 Financial Services 194 5% 9 Health & Fitness 222 5% 10 Sporting Goods 380 5% 11 Fast Casual Restaurant 124 5% 12 Grocery 217 4% 13 Home Furnishings 304 4% 14 Consumer Electronics 183 4% 15 Quick Service Restaurant 74 3% Top 15 4,134 89% Industry Composition As of December 31, 2025 ABR represents cash ABR and excludes the effect of non-cash straight line rent The Collection at Forsyth Cumming, GA

16 © CTO Realty Growth, Inc. | ctoreit.com Structured Investments Portfolio Property Type Current Maturity Current Yield Current Amount ($M) Rivana Land Development First Mortgage September 2028 11.50%2 $34.2 Watters Creek at Montgomery Farm Grocery-Anchored Retail Preferred Equity April 2026 9.50% $30.0 Founders Square Office First Mortgage March 2027 8.75%3 $15.0 Whole Foods Grocery-Anchored Retail First Mortgage May 2027 12.15% $13.8 Series A Preferred Investment 1 Entertainment Real Estate Preferred Equity NA 14.00% $10.0 Main Street Retail First Mortgage August 2030 6.50% $5.0 Total Structured Investments 10.65% $108.0 As of December 31, 2025 1. The Series A Preferred Investment is not redeemable prior to July 11, 2029, except upon the occurrence of certain specified events 2. Increases to 9.50% effective January 1, 2026 3. Future draws will earn 12.0% coupon including 10.0% current pay and 2.0% paid-in-kind interest

17 © CTO Realty Growth, Inc. | ctoreit.com © GeoNames, Microsoft, TomTom Powered by Bing – 13% % GAAP ABR PINE Company Profile 1. Calculated using annualized Q4 2025 income 2. Based on PINE’s $16.72 per share common stock price as of December 31, 2025 As of December 31, 2025 Dividend Yield2 6.8% Implied Cap Rate 8.1% Number of Properties 127 Number of States with a Property 32 Total Portfolio Square Feet 4.3M Annualized Base Rent $46.2M % of ABR from Investment Grade Rated Tenants 51% % of ABR from Credit-Rated Tenants 68% CTO Q4 2025 Ann. Income from PINE Investment Management Fee Income Dividend Income Total $4.5M $2.8M $7.3M Diversified Geographic Footprint by ABR High-Quality Top Tenancy 15.4% CTO’s Ownership Interest in Alpine Income Property Trust $50.0 Million CTO’s Investment in Alpine Income Property Trust1 as of February 18, 2026 2.47 million shares and units at $20.24 share price CTO generates ~$7.3 million1 of income & dividends managing Alpine Income Property Trust (NYSE: PINE)

18 © CTO Realty Growth, Inc. | ctoreit.com $100 $125 $125 $18 - $251 2026 2027 2028 2029 2030 Unsecured Secured Revolving Credit Facility Balance Sheet Exchange at Gwinnett Buford, GA As of December 31, 2025 1. As of December 31, 2025, the Company has $149.0 million of undrawn commitments, prior to borrowing base limitations, on our Revolving Credit Facility, and $18.1 million of cash on hand 2. The Company’s senior unsecured revolving credit facility initially matures in January 2027 and includes a one-year extension option to January 2028, subject to satisfaction of certain conditions. 3. Interest rates are comprised of Daily or Term SOFR (plus 10 bps for the Credit Facility, 2027 Term Loan and 2028 Term Loan) and a pricing spread based on leverage as defined in the related credit agreement. Fixed rates reflect SOFR swaps, see the latest Form 10-K for more details regarding our SOFR swaps. 4. In March 2026, $65 million of aggregate SOFR swap agreements mature and will be replaced by $50 million of forward SOFR swap agreements applied to the 2029 and 2030 Term Loans causing the weighted average rate for the 2029 and 2030 Term Loans to increase by approximately 50 bps and the weighted average rate on the fixed portion of the credit facility to increase by approximately 70 bps as the fixed amount decreases from $65 million to $50 million As of 12/31/2025 Fixed/Float Initial Loan Maturity2 Weighted Average Rate3 Principal Price Plaza Mortgage Fixed Aug 2026 4.06% 18 Credit Facility Fixed Jan 2027 4.57%4 65 Credit Facility Floating Jan 2027 5.32% 86 2027 Term Loan Fixed Jan 2027 2.80% 100 2028 Term Loan Fixed Jan 2028 5.18% 100 2029 Term Loan Fixed Sep 2029 4.21%4 125 2030 Term Loan Fixed Sep 2030 4.24%4 125 Total /Average 4.33% $619 Fully Extended Debt Maturities2 $167M liquidity1 46% net debt to total enterprise value (TEV) 6.4x net debt to pro forma adjusted EBITDA

19 © CTO Realty Growth, Inc. | ctoreit.com 2026 Guidance Exchange at Gwinnett Buford, GA $ and shares outstanding in millions, except per share data. 1. See reconciliation of our 2026 Core FFO and AFFO guidance to Net Income Attributable to the Company, per diluted share, in our Earnings Release on page 11. 2. Includes the effects of bad debt expense, occupancy loss and costs associated with tenants in bankruptcy and/or tenant lease defaults. Before potential impact from income producing acquisitions and dispositions. Low High Core FFO Per Diluted Share1 $1.98 − $2.03 Growth at Guidance Mid-Point vs. 2025A 7.2% AFFO Per Diluted Share1 $2.11 − $2.16 Growth at Guidance Mid-Point vs. 2025A 8.4% The Company’s estimated Core FFO per diluted share and AFFO per diluted share for 2026 is as follows: The Company’s 2026 guidance includes but is not limited to the following assumptions: Low High Investments $100 Million − $200 Million Target Initial Investment Cash Yield 8.00% − 8.50% Same-Property NOI Growth for Shopping Centers 2 3.5% − 4.5% General and Administrative Expenses $19.5 Million − $20.0 Million

20 © CTO Realty Growth, Inc. | ctoreit.com Experienced Management Team Exchange at Gwinnett Buford, GA Yonder Yoga John P. Albright President & Chief Executive Officer ▪ Former Co-Head and Managing Director of Archon Capital, a Goldman Sachs Company; Executive Director of Merchant Banking – Investment Management at Morgan Stanley; and Managing Director of Crescent Real Estate (NYSE: CEI) Daniel E. Smith Senior Vice President, General Counsel & Corporate Secretary ▪ Former Vice President and Associate General Counsel of Goldman Sachs & Co. and Senior Vice President and General Counsel of Crescent Real Estate (NYSE: CEI) Philip R. Mays Senior Vice President, Chief Financial Officer & Treasurer ▪ Former Chief Financial Officer & Treasurer of Shadowbox Studios; EVP, Chief Financial Officer & Treasurer of Cedar Realty; and Vice President and Chief Accounting Officer of Federal Realty (NYSE: FRT) Steven R. Greathouse Senior Vice President & Chief Investment Officer ▪ Former Director of Finance for N3 Real Estate; Senior Associate of Merchant Banking – Investment Management at Morgan Stanley; and Senior Associate at Crescent Real Estate (NYSE: CEI) Lisa M. Vorakoun Senior Vice President & Chief Accounting Officer ▪ Former Assistant Finance Director of the City of DeLand, Florida and Audit Manager for James Moore & Company, an Accounting and Consulting Firm Matt J. Trau Vice President, Investments ▪ Former Senior Director of Transactions at ShopCore Properties; Senior Associate of Transactions at DDR Corp (currently Site Centers NYSE: SITC) Alexander M. Gordon Vice President, Leasing & Investments ▪ Former Senior Associate, Brokerage & Retail Advisory Services at CBRE (NYSE: CBRE)

21 © CTO Realty Growth, Inc. | ctoreit.com Corporate Responsibility Exchange at Gwinnett Buford, GA Yonder Yoga Fully committed to sustainability, strong corporate governance, and meaningful corporate social responsibility programs. Social Responsibility Inclusive and Supportive Company Culture ▪ Dedicated to an inclusive and supportive office environment filled with diverse backgrounds and perspectives, with a demonstrated commitment to financial, mental and physical wellness Notable Community Outreach ▪ Numerous and diverse community outreach programs, supporting environmental, artistic, civil and social organizations in the community Corporate Governance ▪ Independent Chairman of the Board and 5 of 6 Directors classified as independent ▪ Annual election of all Directors ▪ Annual Board of Director evaluations ▪ Board oversees risk assessment/management, with oversight for specific areas of risk delegated to Board committees ▪ Stock ownership requirements for all Executive Management and Directors ▪ Prohibition against hedging and pledging CTO Realty Growth stock ▪ Robust policies and procedures for approval of related party transactions ▪ All team members adhere to a comprehensive Code of Business Conduct and Ethics policy

22 © CTO Realty Growth, Inc. | ctoreit.com Environmental Responsibility Yonder Yoga Over the past ten years, CTO has planted approximately 170,000 pine trees in Florida and has restored over 700 acres of former industrial timberland. These 170,000 trees absorb more than 1,000 tons of carbon each year. Environmental Responsibility Committed Focus & Targeted Investment ▪ Committed to maintaining an environmentally conscious culture, the utilization of environmentally friendly & renewable products, and the promotion of sustainable business practices. Notable achievements: o Formed a conservation mitigation bank on approximately 2,500 acres of land, resulting in the land being barred from development permanently preserved o Invested in LED lighting, recycling and waste reduction strategies, programmable thermostats, energy management systems in our office and/or at our owned properties o Conveyed over 11,000 acres of land to the State of Florida to significantly enlarge the neighboring Tiger Bay State Forest Tenant Alignment ▪ Alignment with environmentally aware tenants who have strong sustainability programs and initiatives embedded into their corporate culture and business practices

23 © CTO Realty Growth, Inc. | ctoreit.com Forward Looking Statements & Non-GAAP Financial Measures Forward Looking Statements Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by words such as “outlook,” “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions, as well as variations or negatives of these words. Although forward-looking statements are made based upon management’s present expectations and beliefs concerning future developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include, but are not limited to: the Company’s ability to remain qualified as a REIT; the Company’s exposure to U.S. federal and state income tax law changes, including changes to the REIT requirements; general adverse economic and real estate conditions; macroeconomic and geopolitical factors, including but not limited to inflationary pressures, interest rate volatility, distress in the banking sector, global supply chain disruptions, and ongoing geopolitical war; credit risk associated with the Company investing in commercial loans and similarly structured investments; the ultimate geographic spread, severity and duration of pandemics such as the COVID-19 Pandemic and its variants, actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and the Company’s financial condition and results of operations; the inability of major tenants or borrowers to continue paying their rent or obligations due to bankruptcy, insolvency or a general downturn in their business; the loss or failure, or decline in the business or assets of PINE; the completion of 1031 exchange transactions; the availability of investment properties that meet the Company’s investment goals and criteria; the uncertainties associated with obtaining required governmental permits and satisfying other closing conditions for planned acquisitions and sales; and the uncertainties and risk factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and other risks and uncertainties discussed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to update the information contained in this press release to reflect subsequently occurring events or circumstances. Non-GAAP Financial Measures Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Funds From Operations (“FFO”), Core Funds From Operations (“Core FFO”), Adjusted Funds From Operations (“AFFO”), Pro Forma Earnings Before Interest, Taxes, Depreciation and Amortization (“Pro Forma Adjusted EBITDA”), and Same-Property Net Operating Income (“Same-Property NOI”), each of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. FFO, Core FFO, AFFO, Pro Forma Adjusted EBITDA, and Same-Property NOI do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT defines FFO as GAAP net income or loss adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination, including the pro rata share of such adjustments of unconsolidated subsidiaries. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of mitigation credits, subsurface sales, investment securities, and land sales, in addition to the mark-to-market of the Company’s investment securities and interest related to the 2025 Notes, if the effect is dilutive.

24 © CTO Realty Growth, Inc. | ctoreit.com Non-GAAP Financial Measures Non-GAAP Financial Measures (continued) To derive Core FFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to gains and losses recognized on the extinguishment of debt, amortization of above- and below-market lease related intangibles, and other unforecastable market- or transaction-driven non-cash items, as well as adding back the interest related to the 2025 Notes, if the effect is dilutive. To derive AFFO, we further modify the NAREIT computation of FFO and Core FFO to include other adjustments to GAAP net income related to non-cash revenues and expenses such as straight-line rental revenue, non-cash compensation, and other non-cash amortization. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We use AFFO as one measure of our performance when we formulate corporate goals. To derive Pro Forma Adjusted EBITDA, GAAP net income or loss attributable to the Company is adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets, impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, gains and losses recognized on the extinguishment of debt, above- and below-market lease related intangibles, non-cash compensation, other non-recurring items such as termination fees, forfeitures of tenant security deposits, and other non-recurring items, and other non-cash income or expense. The Company also excludes the gains or losses from sales of assets incidental to the primary business of the REIT which specifically include the sales of mitigation credits, subsurface sales, investment securities, and land sales, in addition to the mark-to-market of the Company’s investment securities. Cash interest expense is also excluded from Pro Forma Adjusted EBITDA, and GAAP net income or loss is adjusted for the annualized impact of acquisitions, dispositions and other similar activities. To derive Same-Property NOI, GAAP net income or loss attributable to the Company is adjusted to exclude real estate related depreciation and amortization, as well as extraordinary items (as defined by GAAP) such as net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets, impairments associated with the implementation of current expected credit losses on commercial loans and investments at the time of origination, including the pro rata share of such adjustments of unconsolidated subsidiaries, non-cash revenues and expenses such as straight-line rental revenue, amortization of deferred financing costs, gains and losses recognized on the extinguishment of debt, above- and below-market lease related intangibles, non-cash compensation, other non-recurring items such as termination fees, forfeitures of tenant security deposits, and other non-recurring items, and other non-cash income or expense. Interest expense, general and administrative expenses, investment and other income or loss, income tax benefit or expense, real estate operations revenues and direct cost of revenues, management fee income, and interest income from commercial loans and investments are also excluded from Same-Property NOI. GAAP net income or loss is further adjusted to remove the impact of properties that were not owned for the full current and prior year reporting periods presented. Cash rental income received under the leases pertaining to the Company’s assets that are presented as commercial loans and investments in accordance with GAAP is also used in lieu of the interest income equivalent. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains or losses on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. We believe that Core FFO and AFFO are additional useful supplemental measures for investors to consider because they will help them to better assess our operating performance without the distortions created by other non-cash revenues or expenses. We also believe that Pro Forma Adjusted EBITDA is an additional useful supplemental measure for investors to consider as it allows for a better assessment of our operating performance without the distortions created by other non-cash revenues, expenses or certain effects of the Company’s capital structure on our operating performance. We use Same-Property NOI to compare the operating performance of our assets between periods. It is an accepted and important measurement used by management, investors and analysts because it includes all property-level revenues from the Company’s properties, less operating and maintenance expenses, real estate taxes and other property-specific expenses (“Net Operating Income” or “NOI”) of properties that have been owned and stabilized for the entire current and prior year reporting periods. Same-Property NOI attempts to eliminate differences due to the acquisition or disposition of properties during the particular period presented, and therefore provides a more comparable and consistent performance measure for the comparison of the Company’s properties. FFO, Core FFO, AFFO, Pro Forma Adjusted EBITDA, and Same-Property NOI may not be comparable to similarly titled measures employed by other companies.

25 © CTO Realty Growth, Inc. | ctoreit.com References References and terms used in this presentation that are in addition to terms defined in the Non-GAAP Financial Measures include: ▪ This presentation was published on February 19, 2026. ▪ All information is as of December 31, 2025, unless otherwise noted. ▪ Any calculation differences are assumed to be a result of rounding. ▪ “2026 Guidance” in this presentation is based on the 2026 Guidance provided in the Company’s Fourth Quarter 2025 Operating Results press release filed on February 19, 2026. ▪ “Alpine” or “PINE” refers to Alpine Income Property Trust, a publicly traded net lease REIT traded on the New York Stock Exchange under the ticker symbol PINE. ▪ “Annualized Base Rent”, “ABR” or “Rent” and the statistics based on ABR are calculated based on the current portfolio and represent straight-line rent calculated in accordance with GAAP. ▪ “Annualized Cash Base Rent”, “Cash ABR” and the statistics based on Cash ABR are calculated based on the current portfolio and represent the annualized cash base rent calculated in accordance with GAAP due from the tenants at a specific point in time. ▪ “Credit Rated” is a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners (NAIC) (together, the “Major Rating Agencies”). The Company defines an Investment Grade Rated Tenant as a tenant or the parent of a tenant with a credit rating from S&P Global Ratings, Moody’s Investors Service, Fitch Ratings or the National Association of Insurance Commissioners of Baa3, BBB-, or NAIC-2 or higher. If applicable, in the event of a split rating between S&P Global Ratings and Moody’s Investors Services, the Company utilizes the higher of the two ratings as its reference point as to whether a tenant is defined as an Investment Grade Rated Tenant. ▪ “Dividend” or “Dividends”, subject to the required dividends to maintain the Company’s qualification as a REIT, are set by the Board of Directors and declared on a quarterly basis and there can be no assurances as to the likelihood or number of dividends in the future. ▪ “Investment in Alpine Income Property Trust” or “Alpine Investment” or “PINE Ownership” is calculated based on the 2,471,556 common shares and partnership units CTO owns in PINE and is based on PINE’s closing stock price as of the referenced period on the respective slide. ▪ “Leased Occupancy” refers to space that is currently leased but for which rent payments have not yet commenced. ▪ “MSA” or “Metropolitan Statistical Area” is a region that consists of a city and surrounding communities that are linked by social and economic factors, as established by the U.S. Office of Management and Budget. The names of the MSA have been shortened for ease of reference. ▪ “Net Debt” is calculated as total long-term debt as presented on the face of the balance sheet; plus financing costs, net of accumulated amortization and unamortized convertible debt discount; less cash, restricted cash and cash equivalents. ▪ “Net Operating Income” or “NOI” is revenues from all income properties less operating expense, maintenance expense, real estate taxes and rent expense. ▪ “Total Enterprise Value” is calculated as the Company’s Total Common Shares Outstanding multiplied by the common stock price; plus the par value of the Series A perpetual preferred equity outstanding and Net Debt.

Consolidated Statements of Operations

CTO Realty Growth, Inc.
(In thousands, except share, per share and dividend data)

	Three Months Ended *(Unaudited)*		Year Ended	
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Revenues				
Income Properties	$ 33,670	$ 31,562	$ 132,156	$ 110,591
Management Fee Income	1,248	1,230	4,849	4,590
Interest Income From Commercial Loans and Investments	3,421	2,950	12,540	7,357
Real Estate Operations	–	–	–	1,981
Total Revenues	38,339	35,742	149,545	124,519
Direct Cost of Revenues				
Income Properties	(9,580)	(9,155)	(37,923)	(31,785)
Real Estate Operations	–	–	–	(1,437)
Total Direct Cost of Revenues	(9,580)	(9,155)	(37,923)	(33,222)
General and Administrative Expenses	(4,616)	(4,519)	(18,527)	(16,269)
Provision for Impairment	–	(23)	(68)	(676)
Depreciation and Amortization	(15,428)	(29,348)	(60,015)	(65,049)
Total Operating Expenses	(29,624)	(43,045)	(116,533)	(115,216)
Gain on Disposition of Assets	20,079	–	21,452	8,308
Loss on Extinguishment of Debt	–	–	(20,449)	–
Other Gain	20,079	–	1,003	8,308
Total Operating Income	28,794	(7,303)	34,015	17,611
Investment and Other Income (Loss)	6,784	(2,595)	3,451	2,606
Interest Expense	(7,100)	(5,756)	(26,928)	(22,521)
Income (Loss) Before Income Tax Benefit (Expense)	28,478	(15,654)	10,538	(2,304)
Income Tax Benefit (Expense)	(143)	437	(446)	339
Income from Continuing Operations	28,335	(15,217)	10,092	(1,965)
Distributions to Preferred Stockholders	(1,878)	(1,878)	(7,512)	(6,814)
Net Income (Loss) Attributable to Common Stockholders	$ 26,457	$ (17,095)	$ 2,580	$ (8,779)
Per Share Information:				
Basic and Diluted Net Income (Loss) Attributable to Common Stockholders	$ 0.82	$ (0.56)	$ 0.08	$ (0.35)
Weighted Average Number of Common Shares				
Basic	32,175,554	30,603,089	32,267,365	25,361,379
Diluted	32,235,624	30,703,941	32,292,812	25,401,176
Dividends Declared and Paid - Preferred Stock	$ 0.40	$ 0.40	$ 1.59	$ 1.59
Dividends Declared and Paid - Common Stock	$ 0.38	$ 0.38	$ 1.52	$ 1.52

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27 © CTO Realty Growth, Inc. | ctoreit.com Non-GAAP Financial Measures (Unaudited) 1. The weighted average shares used to compute per share amounts for FFO Attributable to Common Stockholders per Common Share – Diluted, Core FFO Attributable to Common Stockholders per Common Share - Diluted, and AFFO Attributable to Common Stockholders per Common Share - Diluted do not reflect any dilution related to the ultimate settlement of the 2025 Notes except for the actual issuance of 1,089,555 shares of the Company’s common stock in connection with the settlement during the three months ended June 30, 2025; therefore, the full impact of the issued shares were included in the denominator for this measure for the three months December 31, 2025 and the weighted average impact of the issued shares were included in the denominator for this measure for the year ended December 31, 2025. CTO Realty Growth, Inc. Three Months Ended Year Ended (In thousands, except share, per share and dividend data) December 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Net Income (Loss) Attributable to the Company $ 28,335 $ (15,217) $ 10,092 $ (1,965) Adjustments: Depreciation and Amortization of Real Estate 15,411 29,331 59,947 64,981 Gain on Disposition of Assets (20,079) — (21,452) (8,308) Gain on Disposition of Other Assets — (354) — (904) Provision for Impairment — 23 68 676 Realized and Unrealized Loss (Gain) on Investment Securities (5,919) 3,331 (90) 463 Funds from Operations $ 17,748 $ 17,114 $ 48,565 $ 54,943 Distributions to Preferred Stockholders (1,878) (1,878) (7,512) (6,814) Funds From Operations Attributable to Common Stockholders $ 15,870 $ 15,236 $ 41,053 $ 48,129 Loss on Extinguishment of Debt — — 20,449 — Amortization of Intangibles to Lease Income (110) (1,084) (1,006) (254) Core Funds From Operations Attributable to Common Stockholders $ 15,760 $ 14,152 $ 60,496 $ 47,875 Adjustments: Straight-Line Rent Adjustment (469) (169) (2,159) (1,681) Other Depreciation and Amortization (1) (3) (2) (13) Amortization of Loan Costs, Discount on Convertible Debt, and Capitalized Interest 203 203 1,069 955 Non-Cash Compensation 936 750 4,158 3,637 Adjusted Funds From Operations Attributable to Common Stockholders $ 16,429 $ 14,933 $ 63,562 $ 50,773 FFO Attributable to Common Stockholders per Common Share - Diluted (1) $ 0.49 $ 0.50 $ 1.27 $ 1.89 Core FFO Attributable to Common Stockholders per Common Share - Diluted (1) $ 0.49 $ 0.46 $ 1.87 $ 1.88 AFFO Attributable to Common Stockholders per Common Share - Diluted (1) $ 0.51 $ 0.49 $ 1.97 $ 2.00

Same-Property NOI Reconciliation (Unaudited)

CTO REALTY GROWTH

CTO Realty Growth, Inc.
(In thousands)

	Three Months Ended		Year Ended	
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net Income (Loss) Attributable to the Company	$ 28,335	$ (15,217)	$ 10,092	$ (1,965)
Gain on Disposition of Assets	(20,079)	–	(21,452)	(8,308)
Loss on Extinguishment of Debt	–	–	20,449	–
Provision for Impairment	–	23	68	676
Depreciation and Amortization	15,428	29,348	60,015	65,049
Amortization of Intangibles to Lease Income	110	1,084	1,006	254
Straight-Line Rent Adjustment	469	169	2,159	1,681
Accretion of Tenant Contribution	13	13	52	52
Interest Expense	7,100	5,756	26,928	22,521
General and Administrative Expenses	4,616	4,519	18,527	16,269
Investment and Other Loss (Income)	(6,784)	2,595	(3,451)	(2,606)
Income Tax Expense (Benefit)	143	(437)	446	(339)
Real Estate Operations Revenues	–	–	–	(1,981)
Real Estate Operations Direct Cost of Revenues	–	–	–	1,437
Management Fee Income	(1,248)	(1,230)	(4,849)	(4,590)
Interest Income From Commercial Loans and Investments	(3,421)	(2,950)	(12,540)	(7,357)
Other Non-Recurring Items [1]	(387)	(255)	(1,113)	(1,507)
Less: Impact of Properties Not Owned for the Full Reporting Period	(3,829)	(3,172)	(32,219)	(17,163)
Same-Property NOI	$ 20,466	$ 20,246	$ 64,118	$ 62,123
Less: Same-Property NOI for Non-Core/Other	(1,442)	(2,003)	(5,141)	(5,635)
Same-Property NOI for Shopping Centers	$ 19,024	$ 18,243	$ 58,977	$ 56,488

1. Includes non-recurring items such as termination fees, forfeitures of tenant security deposits, and other non-recurring items.

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29 © CTO Realty Growth, Inc. | ctoreit.com Net Debt to Pro Forma Adjusted EBITDA (Unaudited) 1. Includes non-recurring items such as termination fees, forfeitures of tenant security deposits, and other non-recurring items. 2. Reflects the pro forma annualized impact on Annualized Adjusted EBITDA of the Company’s investments and disposition activity during the three months ended December 31, 2025. 3. Includes only restricted cash held in escrow accounts to be reinvested through the like-kind exchange structure. CTO Realty Growth, Inc. (Unaudited, in thousands) Net Income Attributable to the Company $ 28,335 Depreciation and Amortization of Real Estate 15,411 Gain on Disposition of Assets (20,079) Unrealized Gain & Realized Loss on Investment Securities (5,919) Distributions to Preferred Stockholders (1,878) Amortization of Intangibles to Lease Income (110) Straight-Line Rent Adjustment (469) Other Depreciation and Amortization (1) Amortization of Loan Costs and Capitalized Interest 203 Non-Cash Compensation 936 Other Non-Recurring Items (1) (387) Interest Expense, Net of Amortization of Loan Costs 6,896 Adjusted EBITDA $ 22,938 Annualized Adjusted EBITDA $ 91,752 Pro Forma Annualized Impact of Current Quarter Investments and Dispositions, Net (2) 1,816 Pro Forma Adjusted EBITDA $ 93,568 Total Long-Term Debt $ 616,345 Financing Costs, Net of Accumulated Amortization 2,455 Cash and Cash Equivalents (6,467) Restricted Cash (3) (11,610) Net Debt $ 600,723 Net Debt to Pro Forma Adjusted EBITDA 6.4 x Three Months Ended December 31, 2025

Investor Inquiries: ir@ctoreit.com